LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 31, 2011

TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION, EACH DATED MARCH 31, 2011, OF

LEGG MASON CLEARBRIDGE LARGE CAP GROWTH FUND

The following information supplements the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”):

Effective July 1, 2011, Class B shares of the fund will be closed to purchases by new and existing investors. Your Service Agent, however, may no longer offer Class B shares as of an earlier date. Class B shares of the fund will continue to be available for incoming exchanges and for dividend reinvestment. If you currently invest through a systematic investment plan where Class B shares are purchased, or have any other questions concerning Class B shares, please contact your Service Agent for more information.

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